UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2006

Power-One, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-29454	77-0420182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Calle Plano, Camarillo, California		93012
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (805) 987-8741

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01-Regulation FD Disclosure.

On September 28, 2006, Power-One, Inc. issued a press release announcing its entry into a definitive agreement with Magnetek, Inc. (which we refer to as the “Seller”) to acquire the business of the Seller operated through certain of the Seller’s subsidiaries and known as the Seller’s Power Electronics Group (which we refer to as the “Business”).  A copy of such press release is attached as Exhibit 99.1.  On September 28, 2006, Power-One, Inc. and the Seller issued a joint press release announcing their entry into a definitive agreement for Power-One, Inc. to acquire the Business.  A copy of such press release is attached as Exhibit 99.2.  Each of Exhibits 99.1 and 99.2 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (referred to as the “Exchange Act”), nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01-Financial Statements and Exhibits.

Exhibits

99.1                           Press Release, dated September 28, 2006, regarding the Purchase Agreement.

99.2                           Joint Press Release, dated September 28, 2006, regarding the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER-ONE, INC.
Date: September 28, 2006
	By:	/s/ Paul E. Ross
Name: Paul E. Ross Title:Vice President - Finance, Treasurer and Chief Financial Officer